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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                          June 18, 1999 (May 26, 1999)



                              INFORMIX CORPORATION
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
         ---------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



          0-15325                                         94-3011736
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 (Commission File Number)                      (IRS Employer Identification No.)



                4100 Bohannon Drive, Menlo Park, California 94025
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               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code (650) 926-6300
                                                           --------------


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Item 5.   OTHER EVENTS.

       On May 26, 1999, Informix Corporation entered into a memorandum of understanding regarding the settlement of pending private securities and related litigation against Informix. Copies of the Memorandum of Understanding and Informix's May 26, 1999 press release regarding the settlement agreement are attached as Exhibits to this Current Report on Form 8-K.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

       (a)   Exhibits

                    99.1 Memorandum of Understanding, dated May 26, 1999, related to the settlement of pending private securities and related litigation against Informix

                    99.2 Press Release dated May 26, 1999, related to the Memorandum of Understanding related to the settlement of pending private securities and related litigation against Informix

                                       -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Menlo Park, State of California, on June 18, 1999.


                                       INFORMIX CORPORATION


                                       By: /s/ Howard A. Bain
                                          -----------------------------------
                                               Howard A. Bain III,
                                               Executive Vice President and
                                               Chief Financial Officer


                                       -3-
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                                  EXHIBIT INDEX

         EXHIBIT NO.
         -----------
               99.1 Memorandum of Understanding, dated May 26, 1999, related to the settlement of pending private securities and related litigation against Informix

               99.2 Press Release dated May 26, 1999, related to the Memorandum of Understanding related to the settlement of pending private securities and related litigation against Informix